SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2005

Integrated Silicon Solution, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23084	77-0199971

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2231 Lawson Lane
Santa Clara, California
95054

Registrant’s telephone number, including area code: (408) 969-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

          The information is being furnished as contemplated by General Instruction B(2) to Form 8-K.

          On January 25, 2005, we announced the results of our operations for the fiscal quarter ended December 31, 2004.  The complete release is attached to this report as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

          (c)          Exhibits.

          99.1        Press Release dated January 25, 2005.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SILICON SOLUTION, INC.

Date: January 25, 2005	/s/ GARY L.FISCHER

Gary L. Fischer
President, Chief Operating Officer
and Chief Financial Officer

INDEX TO EXHIBITS

99.1          Press Release dated January 25, 2005